SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

                               The Coventry Group
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------------------

     [ ]   Fee paid previously with materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           1) Amount Previously Paid:

           ---------------------------------------------------------------------
           2) Form, Schedule or Registration Statement No.:

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           3) Filing Party:

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           4) Date Filed:

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

                         WILLAMETTE ASSET MANAGERS, INC.
                         220 N.W. 2ND AVENUE, SUITE 940
                             PORTLAND, OREGON 97209


                                                                February 2, 2001




Dear Shareholder:


      I am writing to inform you of the upcoming special meeting of the shareholders of Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund (collectively, the "Funds," and each individually, a "Fund").


      The meeting is scheduled to be held at 10 a.m. Eastern Time on March 16, 2001, at the office of the Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Please take the time to read the proxy and cast your vote.

      The purpose of the meeting is to seek your approval on the following two proposals:

            o to approve a proposed reorganization of the Funds. The Funds are currently each a series of The Coventry Group, an investment company organized as a Massachusetts business trust. After the completion of the proposed tax-free reorganization, the Funds would each be a series of The Willamette Funds, a new Delaware business trust ("New Trust").


            o to approve a proposal that would permit Willamette Asset Managers, Inc., and each Fund to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval


We think that each of these proposals offers the opportunity for operational efficiencies that will benefit all shareholders and your Board of Trustees has unanimously recommended that shareholders of each Fund vote "FOR" each proposal. Should you have any questions, please feel free to call us at 1(877) 945-3863. We will be happy to answer any questions you may have.

         PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

                                                   Sincerely,

                                                   /s/ Timothy C. Phillips

                                                   Timothy C. Phillips
                                                   President

                              WILLAMETTE VALUE FUND
                        WILLAMETTE SMALL CAP GROWTH FUND
                     WILLAMETTE GLOBAL HEALTH SCIENCES FUND
                           WILLAMETTE TECHNOLOGY FUND

                                EACH A SERIES OF
                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1(877) 945-3863

                                 ---------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 16, 2001

                                 ---------------


To the Shareholders:


      The Coventry Group, a Massachusetts business trust (the "Trust"), will hold a special meeting of the shareholders of Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund (collectively, the "Funds", and each individually, a "Fund") at the office of the Fund's, 3435 Stelzer Road, Columbus, Ohio 43219 on March 16, 2001 at 10:00 a.m., Eastern Time, for the following purposes:


      (1) To approve a proposed Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the attached Proxy Statement, pursuant to which the Funds would be reorganized as separate series of The Willamette Funds, a new Delaware Business Trust ("New Trust").

      (2) To approve a proposal that would permit Willamette Asset Managers, Inc. and each Fund to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval.

      (3) To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.


      You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on January 19, 2001.


      Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

            o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

            o By mail, with the enclosed proxy card and  postage-paid  envelope;
      or

            o In person at the meeting.

      We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

           PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
             AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
                             YOUR VOTE IS IMPORTANT.

                                             By Order of the Board of Trustees
                                             of The Coventry Group,

                                             /s/ George L. Stevens

                                             George L. Stevens

                                             Secretary

                              WILLAMETTE VALUE FUND
                        WILLAMETTE SMALL CAP GROWTH FUND
                     WILLAMETTE GLOBAL HEALTH SCIENCES FUND
                           WILLAMETTE TECHNOLOGY FUND

                                EACH A SERIES OF
                               THE COVENTRY GROUP

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                             MEETING OF SHAREHOLDERS


      This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of The Coventry Group (the "Trust") of proxies to be used at a meeting of the shareholders of Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund (collectively, the "Funds," and each individually, a "Fund") to be held at 10 a.m. Eastern Time on March 16, 2001 at the office of the Funds, located at 3435 Stelzer Road, Columbus, OH 43219, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (Notice). The primary purpose of the meeting is for shareholders of the Funds, as set forth in the attached Notice, to consider and approve the following proposals:


            (1) To approve a proposed Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the Proxy Statement, pursuant to which the Funds would be reorganized as separate series of The Willamette Funds, a new Delaware business trust ("New Trust").

            (2) To approve a proposal that would permit Willamette Asset Managers, Inc., and each Fund to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval.

            (3) To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.


      The date of the first mailing of this Proxy Statement will be on or about February 2, 2001.


                              SUMMARY OF PROPOSALS

      While you should read the full text of the Proxy Statement, here's a brief summary of each of the proposals and how they will affect each Fund.

Proposal 1:

      Under this proposal, you are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of each Fund to a corresponding series of the same name (the "New Funds") of The Willamette Funds, a newly formed Delaware business trust (the "New Trust"), in exchange for shares of the corresponding New Fund, and the assumption by each New Fund of liabilities of its respective Fund, and (b) the distribution to shareholders of each Fund of a corresponding New Fund's shares. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the "Reorganization Plan").

      The reorganization will not change the name, investment objective or principal investment strategy, investment adviser, investment sub-advisers, portfolio managers, independent accountants, or fiscal year of any of the Funds. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. Each New Fund will offer the same shareholder services as its corresponding Fund.

      We think this effort offers the opportunity for operational efficiencies that will benefit all shareholders.

Proposal 2:


      Under this proposal, you are asked to approve a proposal that would allow each Fund and Willamette Asset Managers, Inc. ("Willamette Asset Managers") to hire sub-adviser(s) for such Fund without shareholder approval of the action. This proposal would also allow Willamette Asset Managers and each Fund to change the contracts with the applicable sub-adviser, including changes to the fees that are paid by Willamette Asset Managers, without obtaining shareholder approval. This will save each Fund the delay and the expense of a shareholder vote.


                               VOTING INFORMATION


      Shareholders of record of the Funds at the close of business on January 19, 2001 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Fund:

      Willamette Value Fund - 1,425,671 shares

      Willamette Small Cap Growth Fund - 2,320,104 shares

      Willamette Global Health Sciences Fund - 5,529,206 shares

      Willamette Technology Fund - 2,309,349 shares


     Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund. A quorum being present, the Trust will adopt the proposal if a majority of the shares of each Fund vote to approve the proposal. For purposes of each proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund. The Board of Trustees unanimously recommends that the shareholders vote FOR each proposal set forth above.

      For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

      If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.


      The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.


      The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.


REVOCATION OF PROXIES

      If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

            o delivering written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

            o submitting a properly-executed proxy bearing a later date, but prior to the meeting;

            o submitting a subsequent telephone vote; or

            o attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

      We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. Willamette Asset Managers, the investment adviser for the Funds and proposed investment adviser for the New Funds, is paying for the costs of this proposed reorganization, and is paying for the expense of the preparation, printing, and mailing of the enclosed proxy card, this proxy statement, and other expenses relating to the shareholder meeting. Willamette Asset Managers has engaged Shareholder Communications Corporation to assist in proxy solicitation at a cost to Willamette Asset Managers of approximately $15,000. Employees of Willamette Asset Managers, Willamette Securities, Phillips & Company Securities, Inc. or BISYS Fund Services Ohio, Inc. ("BISYS"), the transfer agent for the Funds, may make additional solicitations to obtain the necessary representation at the meeting, but will receive no additional compensation for doing so. We may count proxies authorized by telephone or electronically-transmitted instruments if we follow procedures designed to verify that you have authorized us to accept your proxy in that manner.

      If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Proxy Statement or attend the meeting in person.

      The most recent annual report of the Funds, including financial statements, for the year ended March 31, 2000, and the most recent semi-annual report for the semi-annual period ended September 30, 2000, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 1(877) 945-3863 and they will be sent within three business days by first class mail.

                                   PROPOSAL 1

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

      At a meeting of the Trustees of the Trust held on November 16, 2000, the Trustees approved the Reorganization Plan substantially in the formed attached to this Proxy Statement as Exhibit A. Willamette Asset Managers requested that the Reorganization Plan be submitted to shareholders of the Funds. For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the Trust, including the Trustees who are not "interested persons" as that term is defined in the federal securities laws ("Independent Trustees"), have unanimously determined that the reorganization is in the best interests of the shareholders of each of the Funds and that the interests of those shareholders will not be diluted as a result of the reorganization.


      We now submit to shareholders of each Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, we expect the reorganization to take effect on or about April 1, 2001, although that date may be adjusted in accordance with the Reorganization Plan.


SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

      We summarize below the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and its several service providers have been supplied by Willamette Asset Managers, and neither the current Trust nor any of its Trustees or officers has independently verified the accuracy of such information.

      GENERAL PLAN OF REORGANIZATION. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, each Fund of the Trust will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for all of the shares of the corresponding New Fund. The Funds, as sole shareholders of the New Funds, will make elections, approvals and ratifications as set forth below. Each New Fund will also assume all of the liabilities of the corresponding Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding New Fund as the number of Fund shares held by the shareholder in each Fund immediately before the reorganization. For example, if you held 100 shares of the Willamette Value Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund of the same name. All of these transactions would occur as of the Closing Date. The value of your investment immediately after the reorganization will be the same as it was immediately prior to the reorganization.


      ELECTIONS, APPROVALS AND RATIFICATIONS. The Investment Company Act of 1940, as amended ("1940 Act") generally requires that shareholders of a mutual fund elect the fund's Trustees, approve the fund's investment advisory agreements, approve the distribution plan administered pursuant to Rule 12b-1 under the 1940 Act and ratify the Trustee's selection of the independent accountant for the fund. Those requirements apply to new mutual funds, including the New Funds. If shareholders approve the proposed reorganization, they will also be:

            o authorizing election of Trustees of the New Trust;

            o authorizing the approval of an Investment Advisory Agreement(s) with Willamette Asset Managers;

            o with respect to the Willamette Value Fund and Willamette Small Cap Growth Fund, authorizing the approval of a Sub-Investment Advisory Agreement with the Bank of New York;

            o with respect to the Willamette Global Health Sciences Fund, authorizing the approval of a Sub-Investment Advisory Agreement with Credit Suisse Asset Management LLC;

            o with respect to the Willamette Technology Fund, authorizing the approval of the Sub-Investment Advisory Agreement with U.S. Bank National Association (through its First American Asset Management Division);

            o approving the distribution plan administered pursuant to Rule 12b-1 under the 1940 Act; and

            o ratifying the selection of Ernst & Young, LLP as the independent accountants for the New Funds.


      Technically, these elections, approvals and ratifications will be accomplished by a vote of the Funds, as sole shareholders of the New Funds prior to the effective date of the reorganization. In general, there will be no substantive changes in those areas noted above from the Funds to the New Funds except that the Trustees will not be the same for the New Funds. Individuals proposed to serve as new Trustees are listed below.


      CLOSING DATE. Willamette Asset Managers currently anticipates that the closing will occur on or about April 1, 2001.


      OTHER PROVISIONS. The reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the New Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the Reorganization Plan by the shareholders of each of the Funds. The Reorganization Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the Closing Date, by the Board of Trustees. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, the Reorganization Plan may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.


REASONS FOR THE PROPOSED REORGANIZATION

      The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan at a meeting held on November 16, 2000. In approving the reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of each Fund, and that the interests of each Fund's shareholders would not be diluted as a result of effecting the reorganization. We summarize below the key factors considered by the Trustees:

- The Trustees considered that the investment objective, policies and restrictions of each Fund are identical to those of the corresponding New Fund, the Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the reorganization.

- Willamette Asset Managers informed the Trustees that it believes that in the long run, the New Funds will have greater opportunity for asset growth then if the Funds remain part of the Trust. A larger pool of assets should result in operational economies of scale and investment management efficiencies, which can help to minimize expenses. A fund with a larger pool of assets is also more attractive to institutional investors such as plan sponsors, which often view asset size as one of the criteria when selecting investment options.

- In recent years, many mutual funds have reorganized as Delaware business trusts. Willamette Asset Managers has informed the Trustees that it believes that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.


- It is anticipated that under the Delaware trust instrument, the New Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to the Trustees the ability to adapt the New Trust to future contingencies; for example, the Trustees have the power to amend the Delaware Trust instrument, merge or consolidate the New Funds with another entity and to change the New Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the New Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Trust and the New Trust."


MANAGEMENT AND OTHER SERVICE PROVIDERS

      Adviser and Subadvisers


      The Reorganization Plan authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve new Advisory Agreements with Willamette Asset Managers ("Adviser"), and new Sub-Investment Advisory Agreements with The Bank of New York, U.S. Bank National Association (through its First American Asset Management Division) and Credit Suisse Asset Management, LLC (each a "Sub-Adviser" and collectively the "Sub-Advisers"), that are substantially identical to the current agreements detailed below, as proposed to be modified as discussed in Proposal 2. The rate of advisory fees payable to the Adviser and Sub-Advisers under the new Advisory and Sub-Investment Advisory Agreements with respect to each New Fund will be the same as under the current agreements. Each Agreement will continue in effect, unless sooner terminated, for two years from its effective date, and each Agreement shall continue for additional one (1) year periods if such continuance is approved at least annually by the New Trust's Board of Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose, or by vote of a majority of the outstanding shares of the applicable New Fund.


      Willamette Asset Managers, 220 NW 2nd Avenue, Suite 950, Portland, Oregon 97209, acts as investment adviser to the Funds pursuant to Investment Advisory Agreements dated June 5, 2000 for Willamette Value Fund (Value Fund), April 1, 1999 for Willamette Small Cap Growth Fund (Growth Fund), June 12, 2000 for Willamette Global Health Sciences Fund (Health Sciences Fund) and February 17, 2000 for Willamette Technology Fund (Technology Fund). Each Fund pays the Adviser fees for its services under these agreements. The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets: Value Fund, 1.00%; Growth Fund, 1.20%; Health Sciences Fund, 1.20%; and Technology Fund, 1.20%. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends or to limit a Fund's total operating expenses.

      For each of the Funds, the Adviser has retained a Sub-Adviser, as detailed below, to provide portfolio management services. The Adviser pays the fees of each Sub-Adviser, at no additional cost to a Fund.

      The Bank of New York (BONY), One Wall Street, New York, New York 10286, provides portfolio management services, as Sub-Adviser, to Value Fund and Growth Fund pursuant to Sub-Investment Advisory Agreements with the Group and the Adviser, dated as of June 5, 2000 (Value Fund) and April 1, 1999 (Growth Fund). For its services to Value Fund, the Adviser pays BONY a fee, calculated daily and paid monthly, at an annual rate equal to the following amounts based on Value Fund's average daily net assets: (a) for that portion of Value Fund's portfolio, generally about 50% of Value Fund's assets, that is invested in the ten highest dividend yielding stocks in the Dow Jones Industrial Average, the annual fee rate is equal to the following percentages of Value Fund's average daily net assets; 0.10% on assets up to $50,000,000; 0.07% on assets from $50,000,000 to $100,000,000; 0.05% on assets in excess of $100,000,000, with a minimum annual fee of $10,000 for this portion of Value Fund's portfolio; (b) for that portion of Value Fund's portfolio, generally about 50% of Value Fund's assets, that is actively managed, the annual fee rate is equal to 0.45%, with a minimum annual fee of $10,000 for this period of Value Fund's portfolio. BONY commenced its services as Sub-Adviser as of June 5, 2000, so BONY received no Sub-Advisory fees from Value Fund during the fiscal year ended March 31, 2000. For its services to Growth Fund, which commenced operations on April 1, 1999, the Adviser pays BONY a fee computed daily and paid monthly at an annual rate calculated as a percentage of Growth Fund's average daily net assets, of 0.45%. For the fiscal year ended March 31, 2000, BONY received fees of $106,339 for its services to Growth Fund.

      U.S. Bank National Association, through its First American Asset Management Division (U.S. Bank), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as Sub-Adviser to Technology Fund pursuant to a Sub-Investment Advisory Agreement dated as of February 17, 2000. For its services to Technology Fund, the Adviser pays U.S. Bank a fee computed daily and paid monthly at an annual rate of 0.50% calculated as a percentage of the Fund's average daily net assets. For its services to Technology Fund, which commenced operations on March 1, 2000, U.S. Bank received fees totaling $11,736 for the fiscal year ended March 31, 2000.

      Credit Suisse Asset Management, LLC (Credit Suisse), One Citicorp Center, 153 East 53rd Street, New York, NY 10022, acts as Sub-Adviser to Health Sciences Fund pursuant to a Sub-Investment Advisory Agreement dated June 12, 2000. Credit Suisse also acts as investment adviser to the Warburg Pincus Family of Funds. Credit Suisse is a member company of Credit Suisse Asset Management (CSAM), the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks. The CSAM companies manage more than $58 billion in the U.S. and $186 billion globally. They have offices in 14 countries, including SEC-registered offices in New York and London. CSAM's other offices, including those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich, are not SEC-registered. For its services to Health Sciences Fund, the adviser pays Credit Suisse a fee at an assessed rate, calculated as a percentage of Health Sciences Fund's average daily net assets, of 0.55%

      Each Sub-Investment Advisory Agreement will continue in effect, unless sooner terminated, for two years from its effective date, and has provisions for continuation and termination similar to those of the Investment Advisory Agreements. Each Sub-Investment Advisory Agreement may also be terminated by the Adviser.

      The Value Fund Advisory Agreement and Sub-Investment Advisory Agreement were approved by both the Trustees and the Independent Trustees at a meeting held February 17, 2000 and by Value Fund shareholders at a meeting held May 9, 2000. The Growth Fund Advisory Agreement and Sub-Investment Advisory Agreement were so approved at a meeting held November 13, 1998. The Advisory Agreement and Sub-Investment Advisory Agreement for Technology Fund were so approved at a meeting held February 17, 2000. The Advisory Agreement for Health Sciences Fund was so approved at a meeting held February 17, 2000 the and Sub-Investment Advisory Agreement for Health Sciences Fund was so approved at a meeting held May 18, 2000

      Each Agreement provides that the Adviser (or Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties, or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

      Independent Accountants

      Ernst & Young LLP, 10 West Broad Street, Suite 2300, Columbus, Ohio 43215, currently serves as each Fund's independent accountant and will also serve as independent accountants for the New Funds. Ernst & Young LLP will perform an annual audit of each New Fund's financial statements and provide other services related to filings with respect to securities regulations.


      Distributor, Administrator, Fund Accounting and Transfer Agency Services

      BISYS Fund Services Limited Partnership will continue to serve as the New Funds' Distributor, BISYS Fund Services Ohio, Inc. will continue to serve as the New Funds' Administrator and Fund Accountant and BISYS Fund Services, Inc. will continue to serve as the New Funds' Transfer Agent and Dividend Disbursing Agent following the reorganization. The address of each entity is 3435 Stelzer Road, Columbus, Ohio 43219.


      Custodian

      Union Bank of California, 475 Sansome Street, San Francisco, California 94111, will continue to serve as the New Funds' custodian.

FISCAL YEAR

      Each of the Funds currently operates on a fiscal year ending March 31. Following the reorganization, the New Funds will also operate on a fiscal year ending March 31.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

      The investment objectives and principal investment strategy of each of the New Funds will be identical to the investment objectives and principal investment strategy of the corresponding Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES

      In relation to the reorganization, Willamette Asset Managers has proposed new Trustees to oversee the operations of the New Trust. Federal securities laws require that at least one-half of the Trustees of the Trust and, following the reorganization, the New Trust, be elected by shareholders. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the Reorganization Plan authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the Trustees of the New Trust.

      Information on the proposed individuals that will serve as the Trustees and officers of the New Trust, to the extent determined to date, and their business affiliations for the past five years is set forth below.



-------------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                              PROPOSED TITLE                DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Timothy C. Phillips*                          Trustee and President         CEO of Phillips and Co.
220 NW 2nd, Suite 950                                                       Securities, Inc. (02/92 to Present)
Portland, OR 97209                                                          CEO of Willamette Securities, Inc.
                                                                            (01/99 to Present)
                                                                            CEO of Willamette Asset Managers, Inc.
                                                                            (04/98 to Present)

S. Christopher  Clark*                        Trustee                       President/Managing Director of Phillips and
220 NW 2nd, Suite 950                                                       Co. Securities, Inc. (08/93 to Present)
Portland, OR 97209                                                          Managing Director of Willamette Securities,
                                                                            Inc. (01/99 to Present)
                                                                            Managing Director of Willamette Asset
                                                                            Managers, Inc. (04/98 to Present)

James T. Smith*                               Trustee and Treasurer         CFO of Phillips and Co.
220 NW 2nd, Suite 950                                                       Securities, Inc. (09/94 to Present)
Portland, OR 97209                                                          CFO of Willamette Securities, Inc.
                                                                            (01/99 to Present)
                                                                            CFO of Willamette Asset Managers, Inc.
                                                                            (04/98 to Present)

Charles J. Mohr                               Trustee                       Group President of Outsourcing for BISYS
396A Sound Beach Ave                                                        Fund Services (07/98 to 09/00)
Old Greenwich, CT 06870                                                     President/CEO of Systematic Financial
                                                                            Management (01/96 to 07/98)

Andy Gerlicher                                Trustee                       Attorney for Schwabe Williamson & Wyatt
600 SW Columbia, Suite 3210                                                 (06/00 to Present)
Bend, OR 97702                                                              Banker for Key Bank, N.A. (05/99 to 05/00)
                                                                            Trust Co. President for West Coast Trust Co.
                                                                            (04/96 to 04/99) S.V.P./General Counsel for
                                                                            First Interstate Bank (09/85 to 03/96)


* Messrs. Phillips, Clark and Smith are each considered to be an "interested person" of the Trust as defined in the 1940 Act.

      The foregoing individuals proposed to serve as Trustees of the New Trust are subject to change. However, in accordance with conditions to the Order in Proposal 2, at all times a majority of the Board of Trustees will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees. Such board composition will also satisfy recent amendments, requiring compliance by July 1, 2002, adopted by the Securities Exchange Commission ("SEC") in order for the New Trust to rely on certain exemptive rules under the 1940 Act.


      Trustees of the Trust not affiliated with BISYS Fund Services currently receive from the Trust an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Trust. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of BISYS Fund Services who are interested persons will be compensated by such entity and will receive no compensation from the Trust.


      After the reorganization, the Trustees for the New Trust will be compensated as follows: for services on the Board of Trustees of the New Trust, each Trustee who is not an officer or employee of Willamette Asset Managers or any of its affiliates will receive a fee of $2,500 per each meeting of the Board attended in person and $1,000 for each meeting of the Board attended by telephone. Costs will be allocated equally to each of the New Funds within the fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of Willamette Asset Managers who are interested persons will be compensated by such entity and will receive no compensation from the Trust.


EXPENSES OF THE REORGANIZATION

      Willamette  Asset  Managers  will bear all  expenses  associated  with the
transactions   contemplated  by  the  Reorganization  Plan,  including  expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the Fund's obligation to consummate the reorganization, the Trust and New Trust will receive an opinion from counsel, Dechert, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Plan constitute a tax-free reorganization for federal income tax purposes.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT




      As of January 19, 2001: (i) there was no person or group known to a Fund to be the beneficial owner of more than 5% of such Fund's outstanding voting securities; and (ii) the Trustees and officers as a group owned beneficially less than 1% of each Fund's outstanding shares.


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS


      BISYS Fund Services, Inc., as the Trust's and New Trust's transfer agent, will establish accounts for all current Fund shareholders containing the appropriate number of New Fund shares to be received by that shareholder in accordance with the terms and provisions of the Reorganization Plan. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders.


COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

      The New Funds will offer the same shareholder services as the Funds, including the Automatic Withdrawal Program, Automatic Investment Plan, telephone exchanges, and telephone redemptions.

      Shareholders may exchange shares for another Willamette Fund. As with the Funds, exchange privileges may not be available for all New Funds and may continue to be limited to 4 exchanges within a calendar year or may be changed or eliminated.

      Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS

      Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE NEW TRUST

      The following is a summary of certain differences between and among the Declaration of Trust and By-laws of the Trust and the Declaration of Trust and By-laws of the New Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-laws of the Trust and of the Declaration of Trust and By-laws of the New Trust are available to shareholders without charge upon written request.


      General. The Trust was organized as a Massachusetts business trust on January 8, 1992. As a Massachusetts business trust, the Trust's operations are currently governed by its Declaration of Trust ("Massachusetts Trust Instrument"), By-Laws and applicable Federal and Massachusetts law. The New Trust was organized as a Delaware business trust on January 17, 2001. As a Delaware business trust, the New Trust's operations will be governed by a Declaration of Trust (the "Delaware Trust Instrument"), By-Laws and applicable Federal and Delaware law.

      Under the Delaware Trust Instrument and By-Laws, the Trustees of the New Trust will have more flexibility than Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

      Term of Trustees. The term of office of a Trustee of both the Trust and the New Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee under the Massachusetts Trust Instrument until the person resigns, dies, is declared incompetent or is removed from office. A person serving as Trustee will continue as Trustee under the Delaware Trust Instrument until the person dies, resigns, has reached the mandatory retirement age set by the Trustees, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of a successor. Under the Delaware Trust Instrument, a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument also provides that any Trustee may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares. However, a Trustee may be removed by two-thirds of the remaining Trustees only for cause.

      Liability of Trustees and Officers. A Trustee of both the Trust and the New Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument, Trustees and officers of the Trust will be indemnified by the Trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Under the Delaware Trust Instrument, Trustees will be indemnified by the New Trust for expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Further, under the By-Laws of the New Trust, such indemnification extends to any person who is or was an employee or other agent of the New Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the New Trust has any interest as a shareholder, creditor or otherwise.

      Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being or having been a shareholder.


      Shareholder Voting. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Trust, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Trust have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Trust. As a shareholder of the New Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the New Trust.

      Shareholder Meetings. The New Trust and the Trust are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the New Trust may by written request call a special meeting of shareholders of the New Trust for the purpose of removing a Trustee.

      Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the New Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.


      Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust
Instrument without shareholder approval to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations, the requirements of the regulated investment company provisions of the Internal Revenue Code, to change the name of the Trust and to make any other changes which do not materially adversely affect the rights of shareholders.


      Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.



                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                        TRUSTEES, UNANIMOUSLY RECOMMENDS
             THAT THE SHAREHOLDERS APPROVE THE REORGANIZATION PLAN.

                                   PROPOSAL 2

APPROVAL OF A POLICY TO PERMIT EACH FUND AND WILLAMETTE ASSET MANAGERS TO ENTER INTO, OR MATERIALLY AMEND, SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL


      At a meeting of the Trustees of the Trust held on January 19, 2001, the Trustees approved the submission for shareholder consideration of a proposal to permit the New Trust and Willamette Asset Managers, in its capacity as each Fund's adviser, to enter into, and materially amend, sub-investment advisory agreements with each of the sub-advisers as retained by Willamette Asset Managers and the New Trust to manage the Funds without obtaining shareholder approval. Submission of this proposal is required under the terms of an order (the "Order") that the New Trust expects to receive from the SEC. The Order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.


      While it is anticipated that this proposal will be implemented following completion of the reorganization transactions discussed above in Proposal 1, Proposal 2 is not contingent on shareholder approval of Proposal 1. Accordingly, if shareholders of a Fund approve Proposal 1, the reorganization transaction contemplated in that proposal will occur regardless of the results of shareholder voting regarding Proposal 2. Similarly, the arrangements discussed herein under Proposal 2 will be implemented (assuming approval by shareholders) regardless of shareholder approval of Proposal 1. In the event shareholders of a Fund approve Proposal 2, but not Proposal 1, it is anticipated that the Trust would become a party to the application for the Order described above. In the discussion under Proposal 2, the terms "Board" and "Independent Trustees" have the same meanings with respect to the Trust and the New Trust, as appropriate.

      The Board recommends that shareholders of each applicable Fund approve this proposal. Approval by the Board, including a majority of the Independent Trustees, will continue to be required prior to entering into a new sub-investment advisory agreement with respect to any Fund and amending an existing sub-investment advisory agreement with respect to any Fund. However, if shareholders approve this proposal, a shareholder vote will not be required to approve sub-investment advisory agreements and material changes to them. In addition, the proposal will only apply to entering into any sub-investment advisory agreement with a sub-adviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of Willamette Asset Managers or the applicable Fund, other than by reason of serving as a sub-adviser to such Fund.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide Willamette Asset Managers and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-investment advisory agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a sub-adviser is acquired, the Trust currently must seek approval of a new sub-investment advisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing a Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, Willamette Asset Managers and the Board would be able to act more quickly and with less expense, to appoint a sub-adviser when the Board and Willamette Asset Managers believe that the appointment would benefit a Fund.

      In its capacity as adviser to each Fund, Willamette Asset Managers currently oversees and monitors the performance of each Fund's sub-advisers.
Willamette Asset Managers is also responsible for determining whether to recommend to the Board that a particular sub-investment advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-investment advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.


      By investing in a Fund, shareholders in effect hire Willamette Asset Managers to manage that Fund's assets directly or to hire an external sub-adviser under Willamette Asset Managers' supervision. Accordingly, the Board believes that shareholders expect that Willamette Asset Managers and the Board take responsibility for overseeing each Fund's sub-advisers and for recommending their hiring, termination and replacement.


      Thus, in light of the contractual arrangements under which Willamette Asset Managers has been engaged as an adviser and the sub-advisers serve as sub-advisers, and in light of Willamette Asset Managers' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by Willamette Asset Managers. The Board also believes that this approach would be consistent with shareholder's expectations that Willamette Asset Managers will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

      The Board will continue to provide oversight of the sub-investment advisory selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-investment advisory agreements. In addition, under the 1940 Act and the terms of the sub-investment advisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-investment advisory agreement, Willamette Asset Managers and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

      SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUNDS TO WILLAMETTE ASSET MANAGERS. When engaging sub-advisers and entering into and amending sub-investment advisory agreements, Willamette Asset Managers has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by Willamette Asset Managers, and not directly by each Fund, any fee reduction negotiated by Willamette Asset Managers may benefit Willamette Asset Managers, and any increase will be a detriment to Willamette Asset Managers. The fees paid to Willamette Asset Managers by the Funds and the fees paid to sub-advisers by Willamette Asset Managers are considered by the Board in approving and renewing the advisory and sub-investment advisory agreements. Any increase in fees paid by a Fund to Willamette Asset Managers would continue to require shareholder approval. In any event, if shareholders approve this proposal, Willamette Asset Managers, pursuant to each Fund's investment advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

THE ORDER


      The New Trust and Willamette Asset Managers have filed an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the sub-investment advisory agreements on behalf of a Fund, and to approve any material amendment to such an advisory agreement. While there can be no assurance, the New Trust and Willamette Asset Managers expect that the Order will be issued by the SEC. If shareholders approve this proposal, Willamette Asset Managers and the New Trust would be authorized to evaluate, select and retain new sub-advisers for the Funds, or materially amend an existing sub-investment advisory agreement, without obtaining further approval of the affected Fund's shareholders.

      Under the terms of the proposed Order, the New Trust and Willamette Asset Managers will continue to be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before Willamette Asset Managers and the New Trust may implement the arrangement described above permitting them to enter into and materially amend sub-investment advisory agreements. Furthermore, within 90 days of a change to a Fund's sub-investment advisory agreement, the New Trust must provide the affected Fund's shareholders with an information statement that contains information about the sub-adviser, the sub-investment advisory agreement, and the sub-investment advisory fee. Another condition will require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then existing Independent Trustees.

      As of the date of the Proxy Statement, Willamette Asset Managers is not aware of any reason why a Fund's current sub-adviser will not continue to serve in its capacity under terms substantially identical to the existing sub-investment advisory agreement.

           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                             APPROVE THIS PROPOSAL.

OTHER BUSINESS

      The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.


      The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of their Fund (or the corresponding New Fund post-reorganization) should send their written submissions to the principal executive offices of the Fund at 3435 Stelzer Road, Columbus, Ohio 43219. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

                                    EXHIBIT A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2001, by and between The Coventry Group, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and The Willamette Funds, a Delaware business trust (the "Successor Trust" or "Trust"), on behalf of the Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund (collectively, the "Successor Funds" and each individually, a "Successor Fund").

      All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

      This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

      WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Funds and the Successor Funds, respectively, that the assets of the Predecessor Funds be acquired by the Successor Funds pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   PLAN OF REORGANIZATION

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each Successor Fund equal to the number of shares of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

      1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Fund.

      1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) elect trustees of the Trust, (ii) approve an Investment Advisory Agreement(s) between the Trust, on behalf of the Successor Funds and Willamette Asset Managers, Inc. (the "Investment Manager"), (iii) in the case of the
Willamette Value Fund and Willamette Small Cap Growth Fund, approve a Sub-Investment Advisory Agreement by and between the Investment Manager, on behalf of such funds, and The Bank of New York, (iv) in the case of the Willamette Technology Fund, approve a Sub-Investment Advisory Agreement by and between Investment Manager, on behalf of such fund, and U.S. Bank National Association (v) in the case of the Willamette Global Health Sciences Fund, approve a Sub-Investment Advisory Agreement by and between the Investment Manager, on behalf of such fund, and Credit Suisse Asset Management LLC, (vi) approve the distribution plan(s) administered pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") with respect to each Successor Fund, and (vii) ratify the selection of Ernst & Young LLP as the independent accountants of the Successor Funds.


      1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of Successor Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Funds and shall take all other steps necessary to effect such dissolution.


2.   CLOSING AND CLOSING DATE

      2.1 The Closing Date shall be the next Monday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or at such other time and/or place as the parties may agree.

      2.2 The Predecessor Trust shall cause BISYS Fund Services (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds owned by each such shareholder immediately prior to the Closing. The Successor

Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.   REPRESENTATIONS AND WARRANTIES

      3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

            (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

            (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

            (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

            (iv) the Predecessor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Funds are a separate series of the Predecessor Trust;

            (v) there are no material liabilities of the Predecessor Funds whether or not determined or determinable, other than liabilities disclosed or provided for in the Funds' Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

            (vi) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Funds or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

            (vii) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

            (viii) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

            (ix) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Predecessor Funds required by law to have been filed shall have been filed, and all taxes of the Predecessor Funds shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Funds have qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

            (x) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

      3.2 The Successor Trust, on behalf of each of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

            (i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

            (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

            (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

            (iv) the Successor Trust is (or will be before the Effective Time of the Reorganization) registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

            (v) the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Except for the share issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Fund before the Effective Time of the Reorganization;

            (vi) there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Funds in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the Old Shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

            (vii) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

            (viii) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

            (ix) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

            (x) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

            (xi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

            (xii) before the Effective Time of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the four (4) Successor Funds. The Successor Funds will have the same investment objective and policies, and the same investment adviser as the Predecessor Funds.

            (xiii) All information contained in the proxy statement to be supplied to shareholders of the Predecessor Funds in connection with the Reorganization that relates to the Predecessor Trust, the New Funds, Investment Manager, the agreements between the Investment Manager and sub-advisers, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Fund shareholders and other matters known primarily to Successor Trust or the Investment Manager (i) is true and correct in all material respects and
      (ii) does not contain (and will not contain at the time the proxy statement is mailed to Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.   CONDITIONS PRECEDENT

     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

            (i) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

            (ii) The Registration Statement of the Successor Trust with respect to the Successor Funds shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

            (iii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

            (iv) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the

      Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

            (v) All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

            (vi) The Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from counsel, Dechert, regarding certain tax matters in connection with the Reorganization; and

            (vii) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.   BROKERAGE FEES AND EXPENSES

      5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      5.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Investment Manager.

6.   ENTIRE AGREEMENT

      The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.   TERMINATION

      This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

      10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

      10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

      10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.


ATTEST                                      THE COVENTRY GROUP,
                                            a Massachusetts business trust


By:  _____________________________          By:  _______________________________
Name:                                       Name:
Title:                                      Title:


ATTEST                                      THE WILLAMETTE FUNDS,
                                            a Delaware business trust


By:  ______________________________         By:  _______________________________
Name:                                       Name:
Title:                                      Title:

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2001

                              WILLAMETTE VALUE FUND

                                      PROXY

      The undersigned hereby appoints R. Jeffrey Young and Ryan M. Louvar, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Willamette Value Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 16, 2001, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Willamette Value Fund (the "New Fund") of The Willamette Funds, a Delaware business trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

PROPOSAL 2:

2. To approve a proposal to permit the New Trust and Willamette Asset Managers, Inc., to enter into and materially amend Sub-Investment Advisory Agreements without obtaining the approval of shareholders.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


Date:__________________, 2001

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


---------------------------------
Signature


---------------------------------
Title (If applicable)


---------------------------------
Signature (if held jointly)


---------------------------------
Title (if applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2001

                        WILLAMETTE SMALL CAP GROWTH FUND

                                      PROXY

      The undersigned hereby appoints R. Jeffrey Young and Ryan M. Louvar, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Willamette Small Cap Growth Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 16, 2001, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Willamette Small Cap Growth Fund (the "New Fund") of The Willamette Funds, a Delaware business trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

PROPOSAL 2:

2. To approve a proposal to permit the New Trust and Willamette Asset Managers, Inc., to enter into and materially amend Sub-Investment Advisory Agreements without obtaining the approval of shareholders.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


Date:__________________, 2001

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


---------------------------------
Signature


---------------------------------
Title (If applicable)


---------------------------------
Signature (if held jointly)


---------------------------------
Title (if applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2001

                     WILLAMETTE GLOBAL HEALTH SCIENCES FUND

                                      PROXY

      The undersigned hereby appoints R. Jeffrey Young and Ryan M. Louvar, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Willamette Global Health Sciences Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 16, 2001, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Willamette Global Health Sciences Fund (the "New Fund") of The Willamette Funds, a Delaware business trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

PROPOSAL 2:

2. To approve a proposal to permit the New Trust and Willamette Asset Managers, Inc., to enter into and materially amend Sub-Investment Advisory Agreements without obtaining the approval of shareholders.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


Date:__________________, 2001

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


---------------------------------
Signature


---------------------------------
Title (If applicable)


---------------------------------
Signature (if held jointly)


---------------------------------
Title (if applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2001

                           WILLAMETTE TECHNOLOGY FUND

                                      PROXY

      The undersigned hereby appoints R. Jeffrey Young and Ryan M. Louvar, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Willamette Technology Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 16, 2001, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Willamette Technology Fund (the "New Fund") of The Willamette Funds, a Delaware business trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

PROPOSAL 2:

2. To approve a proposal to permit the New Trust and Willamette Asset Managers, Inc., to enter into and materially amend Sub-Investment Advisory Agreements without obtaining the approval of shareholders.

         FOR [  ]                  AGAINST [  ]                    ABSTAIN [  ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


Date:__________________, 2001

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


---------------------------------
Signature


---------------------------------
Title (If applicable)


---------------------------------
Signature (if held jointly)


---------------------------------
Title (if applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE